Exhibit 4.1

NUMBER
*C—    *
AMALGAMATED FINANCIAL CORP.    SHARES
* *
AUTHORIZED CAPITAL STOCK
70,000,000 SHARES OF COMMON STOCK $0.01 PAR VALUE
AND 1,000,000 SHARES OF PREFERRED STOCK $0.01 PAR VALUE
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF
COMMON STOCK, $0.01 PAR VALUE, OF
AMALGAMATED FINANCIAL CORP.
A Delaware Public Benefit Corporation
(hereinafter called the “Corporation”). The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof in person, or by his or her duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions contained in the Certificate of Incorporation of the Corporation, which is on file with the Secretary of State of the State of Delaware and its Bylaws (copies of which are on file at the Corporation’s principal office), to all of the provisions the holder by acceptance hereof, assents.
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.
Dated:

PRESIDENT    SECRETARY

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION (AS AMENDED FROM TIME TO TIME, THE “CERTIFICATE OF INCORPORATION”), A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF DELAWARE AND AT THE PRINCIPAL OFFICE OF THE CORPORATION, AND THE BYLAWS OF THE CORPORATION (AS AMENDED FROM TIME TO TIME, THE ”BYLAWS”), A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. THE CERTIFICATE OF INCORPORATION SETS FORTH A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED. THE CORPORATION WILL FURNISH A COPY OF THE CERTIFICATE OF INCORPORATION AND BYLAWS WITHOUT CHARGE TO EACH REGISTERED HOLDER OF STOCK WHO SO REQUESTS. NO DIVIDENDS OF ANY AMOUNT ARE GUARANTEED BY THE CORPORATION.
THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:
TEN COM     - AS TENANTS IN COMMON UGMA/(STATE) CUSTODIAN
TEN ENT     - AS TENANTS BY THE ENTIRETIES (CUSTODIAN)(MINOR)
JTWROS     - AS JOINT TENANTS WITH RIGHT OF
SURVIVORSHIP AND NOT AS TENANTS IN COMMON UNDER THE UNIFORM GIFT TO MINORS ACT/(STATE)

Additional abbreviations may also be used though not in the above list.
For value received,      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint      Attorney
to transfer the said shares on the records of the within-named Corporation with full power of substitution in the premises.
Dated, 20_
In Presence of
Witness     (SIGNATURE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER)